SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or Section 15(d)
                     of the Securities Exchange Act of 1934





                        Date of Report - February 1, 2000



                    CENTRAL HUDSON GAS & ELECTRIC CORPORATION
             (Exact name of registrant as specified in its charter)



NEW YORK                                1-3268                     14-0555980
----------------------        ----------------------------       --------------
State or other                      (Commission File             (IRS Employer
jurisdiction of                      Identification)                Number)
incorporation number

284 South Avenue, Poughkeepsie, New York                         12601-4879
----------------------------------------                       --------------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code (914) 452-2000

Item 5.  Other Events.

     Reference is made to Registrant's shelf Registration Statement, on Form S-3 (Registration No. 333-65597), filed with the Securities and Exchange Commission ("SEC") on October 13, 1998, as thereafter amended (as amended, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended, of $110,000,000 aggregate principal amount of Registrant's unsecured debt securities (the "Debt Securities") that Registrant may issue in one or more series from time to time under Registrant's Indenture, dated as of April 1, 1992 (the "Indenture"), to U.S. Bank Trust National Association (formerly known as First Trust of New York, National Association) (as successor Trustee to Morgan Guaranty Trust Company of New York), as Trustee. On January 7, 1999, the SEC declared the Registration Statement effective.

     In connection with its medium-term note program, on January 8, 1999, Registrant created and established a series of the Debt Securities under the Indenture, in the aggregate principal amount of $110,000,000, designated as its "Medium-Term Notes, Series C" (the "Notes") and entered into a Distribution Agreement, dated January 8, 1999, with certain investment banking firms (the "Agents") for the offer and sale of the Notes from time to time.

     On January 31, 2000, Registrant issued and sold through certain of the Agents a tranche of the Notes in the aggregate principal amount of $7,500,000 (the "Notes of the Tranche"). The Notes of the Tranche bear a fixed annual interest rate of 7.05%, mature on June 30, 2001 and are not redeemable at the option of Registrant nor any holder thereof prior to maturity.

     Pursuant to the undertaking made by Registrant with the SEC in connection with the SEC's review of the Registration Statement, Registrant has filed as an exhibit to this Current Report on Form 8-K a legal opinion of its counsel, which specifically relates to and reflects the issuance and sale of the Notes of the Tranche.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits. Following is the list of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this Current Report on Form 8-K:

 Exhibit Number
(Regulation S-K
    Item 601
  Designation)                        Exhibit
---------------                       -------

      (5)         -      Opinion of counsel re legality.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           CENTRAL HUDSON GAS & ELECTRIC CORPORATION
                                        (Registrant)


                           By:             /s/ Donna S. Doyle
                              ------------------------------------------------
                                               DONNA S. DOYLE
                                 Vice President - Accounting and Controller


Dated: February 1, 2000

                                INDEX TO EXHIBITS


     Following is the index of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this Current Report on Form 8-K:

 Exhibit Number
(Regulation S-K
    Item 601
  Designation)                       Exhibit
---------------                      -------

       (5)       -        Opinion of counsel re legality.

                       [Letterhead of Gould & Wilkie LLP]


                                                                     Exhibit (5)


                                               January 31, 2000



Central Hudson Gas & Electric Corporation
284 South Avenue
Poughkeepsie, New York 12601-4879

Dear Sirs and Madames:

     Referring to your Registration Statement on Form S-3 (Registration No. 333-6557), as amended (said Registration Statement, as amended, is hereinafter called the "Registration Statement"), filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 (the "Act"), pursuant to Rules 415 and 429 promulgated thereunder, covering the proposed issuance and sale by you of up to $110,000,000 aggregate principal amount of Debt Securities (the "Debt Securities"), in one or more series, to be issued under an Indenture (the "Indenture"), dated as of April 1, 1992, by and between Central Hudson Gas & Electric Corporation (the "Company") and U.S. Bank Trust National Association (formerly known as First Trust of New York, National Association) (as successor to Morgan Guaranty Trust Company of New York), as Trustee, in amounts, at prices and on terms to be determined at the time or times of sale, as contemplated in the Registration Statement:

     The Company was incorporated and organized under our supervision. We have acted as counsel for the Company since its incorporation on December 31, 1926.

     We have advised the Company with regard to the execution and filing of its Certificate of Consolidation (Certificate of Incorporation) and all certificates amendatory thereof.

     We  have  advised  the  Company  in the  preparation  of  the  Registration
Statement.

     We have advised the Company in the creation of a series of Debt Securities under the Indenture, limited in the aggregate principal amount of $110,000,000, designated as "Medium-Term Notes, Series C" (the "Notes"), and with regard to the establishment of the form, and the terms and provisions, of the Notes.

     We have advised the Company with regard to the issuance and sale by the Company on January 31, 2000 of a tranche of the Notes, in the aggregate principal amount of

Central Hudson Gas &
  Electric Corporation                  - 2 -                   January 31, 2000



$7,500,000 (the "Notes of the Tranche"), having the pricing terms set forth in Pricing Supplement No. 2, dated January 12, 1999, filed with the Commission on January 26, 2000, pursuant to Rule 424(b)(3) under the Act (the "Pricing Supplement"). The Pricing Supplement supplements a Prospectus Supplement, dated January 8, 1999, relating to the Notes (the "Prospectus Supplement"), and has attached thereto a Prospectus, as contained in the Registration Statement, and dated January 7, 1999, relating to the Debt Securities (the "Prospectus"). The Prospectus Supplement, with the Prospectus, attached thereto, was filed with the Commission on January 8, 1999, pursuant to Rule 424(b)(2) under the Act.

     On the basis of the foregoing, and our examination and consideration of such other legal and factual matters as we have deemed appropriate, in our opinion the Notes of the Tranche are the valid, legal and binding obligations of the Company.

     We hereby consent that this opinion be filed as an Exhibit to the Registration Statement, and we further continue to consent to the use of our name as experts in connection with the statements in the Prospectus included in the Registration Statement as to matters of law and legal conclusions under the captions "The Company" and "Description of the Debt Securities" and the reference to us under the caption "Legal Opinions and Experts" in said Prospectus.

                                                     Very truly yours,


                                                     /s/ Gould & Wilkie LLP
                                                     -----------------------
                                                     Gould & Wilkie LLP

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